Loss per share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Loss per share	Loss per share
The basic loss per share is calculated by dividing the net loss attributable to shareholders by the weighted average number of shares in issue during the period, excluding common shares owned by the Company and held as treasury shares, as follows:

	For the Years Ended December 31,
(in KUSD, except per share amounts)	2020	2019	2018
Net loss attributable to shareholders	(246,290)	(116,484)	(123,096)
Weighted average number of shares in issue (1)	65,410,292	49,279,961	46,600,000
Basic and diluted loss per share (in USD)	(3.77)	(2.36)	(2.64)
(1) Share data have been revised to give effect to the share split and share consolidation as explained in note 2 (iv) and note 2 (v), respectively as all Class B, C, D and E preferred shares were converted into common shares upon the completion of the IPO, loss per share data are presented on that basis for all periods.
For the years ended December 31, 2020, 2019 and 2018, basic and diluted loss per share are calculated on the weighted average number of shares issued and outstanding and exclude shares to be issued under the 2019 Equity Incentive Plan and the conversion of the principal amount of the convertible loans into the Company’s common shares (see note 22, “Share-based compensation expense and note 21, “Convertible loans”), as the effect of including those shares would be anti-dilutive.
Potentially dilutive securities that were not included in the diluted per share calculations because the effect of including them would be anti-dilutive were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Incentive Plan 2014	—	2,074,996	1,959,782
Share Purchase Plan 2016	—	2,784,918	2,369,521
2019 Equity Incentive Plan - Share Options	2,904,673	61,506	—
2019 Equity Incentive Plan - RSUs	63,281	—	—
Conversion of the principal amount of convertible loans into the Company's common shares	1,665,465	—	—
	4,633,419	4,921,420	4,329,303